UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2020

Clancy Systems International, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	333-68008	84-1027964
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4902 Finchem Court Fairfax, VA 22030
(Address of Principal Executive Offices) (Zip Code)

(703) 310-7334

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On March 12, 2020 (the “Closing Date”), Clancy Systems International, Inc. (the “Company”) entered into that certain Stock Purchase Agreement, dated as of March 9, 2020 (the “Stock Purchase Agreement”) by and among the Company, Arke Tech S.A.P.I DE C.V., a Mexican corporation (“Seller”), and Hyperion Digital Group S. DE R.L. DE C.V., a Mexican corporation (“Hyperion”). Pursuant to the Stock Purchase Agreement, the Company agreed to purchase the outstanding equity stock of Hyperion held by the Seller for (i) $75,000 payable to Seller, (ii) $75,000 payable to a consultant engaged by Seller, and (iii) issuance of a promissory note in the principal amount of $1,350,000 (the “Note”). The Stock Purchase Agreement also provides for the issuance of 2,293,488 shares of common stock having an agreed upon price/value of $0.043 per share, to Seller and 1,194,883 shares of common stock having an agreed upon price/value of $0.043 per share, to Seller’s consultant.

Promissory Note

Pursuant to the Stock Purchase Agreement, the Company issued Seller the Note, dated as of March 9, 2020, which is payable monthly over three years, beginning ninety days after closing, and bears interest at 4.5% per annum. The monthly payments made be made, at the option of the Company, in shares of the Company common stock. The Note is secured by the shares of Hyperion transferred to the Company pursuant to that certain Pledge and Security Agreement between the Company and Seller, dated as of March 9, 2020 (the “Security Agreement”).

Earnout Agreement

In connection with the Stock Purchase Agreement, the Company and Seller entered into that certain Earnout Agreement, dated as of March 9, 2020 (the “Earnout Agreement”). The Earnout Agreement allows the Seller to earn additional shares of common stock of the Company during the three years post-closing upon certain EBITDA milestones. The Seller is eligible for an Earnout payment equal to 250% of the Company’s EBITDA (in US dollars) for the twelve month period following closing, provided that such EBITDA must be at least $500,000. The Seller is eligible for second Earnout payment equal to 250% of the Company’s EBITDA (in US dollars) for the second twelve month period following closing, provided that such EBITDA must be at least $1,500,000. The Seller is eligible for a final Earnout payment equal to 150% of the Company’s EBITDA (in US dollars) for the third twelve month period following closing, provided that such EBITDA must be at least $2,000,000. The Earnout payments will be made in shares of common stock of the Company at a price equal to the average closing price of such securities on the principal trading market during the twenty (20) trading days prior to the last date of each applicable earnout period.

The above description of the Stock Purchase Agreement, Note, Security Agreement, and Earnout Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, Note, Security Agreement and Earnout Agreement, which are attached here to as Exhibits 2.1, 2.2, 2.3 and 2.4 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Stock Purchase Agreement and the other transactions contemplated thereunder, Hyperion became a wholly-owned subsidiary of the Company as of March 12, 2020.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Stock Purchase Agreement, Note, Security Agreement, and Earnout Agreement, the Company issued 2,293,488 shares of common stock having an agreed upon price/value of $0.43 per share, to Seller and 1,194,883 shares of common stock having an agreed upon price/value of $0.43 per share, to Seller’s consultant, and the Company agreed to issue shares of common stock (i) at the option of the Company, pursuant to the Note, and (ii) pursuant to the Earnout Agreement. The number of such shares issuable thereunder depends upon the amount of the earnout payment, if any, and/or the then price of the Company’s common stock.

2

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(2) of the Securities Act. The securities were exempt from registration under Section 4(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Form of Stock Purchase Agreement, effective as of March 9, 2020, by and among Clancy Systems International, Inc., Arke Tech S.A.P.I DE C.V., and Hyperion Digital Group S. DE R.L. DE C.V.*
2.2	Form of Promissory Note.*
2.3	Form of Pledge and Security Agreement.*
2.4	Form of Earnout Agreement.*
99.1	Press Release

*	The copies of the Agreement filed herewith have been redacted to remove certain confidential information. We intend to file a confidential treatment request with the Commission regarding this information.

SHEMN CORP.
March 17, 2020	By: /s/ Naveen Doki Naveen Doki Chief Executive Officer

3